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                     AMENDED AND RESTATED SECURITY AGREEMENT

      AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement"), dated as of April 30, 2000 by and between NC CAPITAL CORPORATION, a California corporation ("NCCC" or a "Grantor"), NC RESIDUAL II CORPORATION , a Delaware corporation ("NCRC" or a "Grantor" and together with NCCC, the "Grantors"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USBNA"), as collateral agent (in such capacity, together with any successor Agent hereunder, the "Agent") for (A) the Lenders (as defined below), (B) U.S. Bancorp Leasing & Financial, successor in interest to FBS Business Finance Corp. (the "Lessor"), as lessor under any present or future leases of equipment by the Lessor, as the lessor, to New Century Mortgage Corporation (the "Company") or New Century Financial Corporation ("NCFC"), as lessee, or as lender under any present or future loan by the Lessor, as lender, to the Company or NCFC, as Company, secured by equipment, and (C) the Subordinated Noteholder (as defined below).

                                    RECITALS

      1. The Company, the lenders party thereto (the "Lenders") and the Agent are party to the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (as the same has heretofore been amended and as may hereafter be amended, modified, extended or restated and in effect from time to time, the "Credit Agreement").

      B. The Lessor has leased, and may from time to time hereafter lease, equipment to the Company or NCFC, or make loans to the Company or NCFC secured by equipment.

      C. USBNA has extended and has agreed to extend subordinated loans to the Company under a Subordinated Loan Agreement (as the same may hereafter be amended, modified, extended or restated and in effect from time to time, the "Subordinated Loan Agreement") and a Second Amended and Restated Subordinated Promissory Note in the principal amount of $40,000,000 (as the same may hereafter be amended, modified, extended or restated and in effect from time to time, the "Subordinated Note"), both of even date herewith.

      D. It is a condition precedent to the agreement of USBNA to loan or advance additional monies under such Subordinated Loan Agreement and the Subordinated Note that each Grantor and the Agent execute and deliver this Security Agreement to amend and restate the Security Agreement dated as of February 17, 2000 from the Grantors to the Agent (the "Existing Security Agreement").

      E. NCCC is a wholly owned subsidiary of the Company and NCRC is a wholly owned subsidiary of NCCC. Each Grantor participates with the Company in Company Securitization Transactions, and has concluded that it is in its best interests that the Company borrow the additional loans from USBNA.

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      Accordingly, each Grantor and the Agent hereby agree to amend and restate the Existing Security Agreement as follows:

      Section 1. Defined Terms.

      Section 1.01. Terms Defined in Credit Agreement. All terms used herein that are not otherwise defined herein but that are defined in the Credit Agreement, including Exhibit E thereto, shall have the respective meanings assigned to them therein unless otherwise expressly defined herein.

      Section 1.02. Definition of Certain Terms. As used herein, the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

      "Bankruptcy Code" shall mean 11 U.S.C.ss.101 et. seq., as amended from time to time.

      "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by either Grantor in or upon which a Lien is granted to the Agent by such Grantor under this Security Agreement or under any other document or instrument executed by such Grantor pursuant to this Security Agreement, including, without limitation, the property described in Section 2.

      "Company" shall have the meaning assigned to it in the introductory paragraph hereof.

      "Financing Statement" shall have the meaning given to such term in Section 4(c).

      "GCFPI" shall mean Greenwich Capital Financial Products, Inc., a Delaware corporation.

      "Grantor Address" shall mean 18400 Von Karman, Suite 1000, Irvine, California 92612.

      "Lease Agreement" shall mean each and any agreement for the lease of equipment or for the making of a loan secured by equipment now existing or at anytime entered into between the Lessor, as lessor or lender, and the Company or NCFC, as lessee or borrower.

      "Lease Obligations" shall mean all of the obligations now or hereafter arising owed by the Company or NCFC to the Lessor in connection with any lease of equipment or loan secured by equipment.

      "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary


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conversion of whatever nature of any asset or property which constitutes
Collateral, and shall include all cash and negotiable instruments received or held on behalf of the Agent pursuant to this Security Agreement.

      "PWRESI" shall mean Paine Webber Real Estate Securities Inc., a Delaware corporation.

      "Residual Financing" shall have the meaning assigned to it in Section
4(c).

      "SBI": Salomon Brothers International, Limited, an English corporation.

      "Secured Parties" shall mean the Agent, the Lenders, the Lessor, and the Subordinated Noteholder.

      "Securitization Documents" shall mean all agreements, instruments, certificates, and other documents executed and delivered in connection with any Company Securitization Transaction, as the same may be amended, modified, extended or restated and in effect from time to time.

      "Subordinated Note" shall have the meaning assigned to it in the Recital C hereto.

      "Subordinated Note Obligations" shall mean the obligations of the Company to pay principal and interest on the Subordinated Note and all fees, costs, expenses and indemnities for which the Company is liable in connection therewith.

      "Subordinated Noteholder" shall mean USBNA and any subsequent holder of the Subordinated Note.

      Section 1.03. Terms Defined in Uniform Commercial Code. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date first above written (the "Uniform Commercial Code") to the extent such other terms are defined therein.

      Section 1.04. Rules of Interpretation. Unless the context of this Security and Agreement otherwise clearly requires, references to "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder," and similar terms in this Security Agreement refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. References to Sections, Attachments and Schedules are references to Sections in, and Attachments and Schedules to, this Security Agreement unless otherwise provided.

      Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations (as defined in the Credit Agreement), Lease Obligations, and Subordinated


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Note Obligations, each Grantor hereby assigns and pledges to the Agent for the benefit of the Secured Parties and their respective successors and assigns, and hereby grants to the Agent for the benefit of the Secured Parties and their respective successors and assigns, a security interest in and to, all of such Grantor's right, title, and interest in and to the following:

            (a) all Junior Securitization Interests described on Schedules 1, 2 and 3 hereto, and all Junior Securitization Interests hereafter arising (the "Pledged Junior Securitization Interests");

            (b) all rights, remedies and other interests of such Grantor to and under any agreement pursuant to which any Pledged Junior Securitization Interest was, is or may be acquired, sold or financed, either before or after the date hereof;

            (c) all rights, remedies and other interests of such Grantor in any Securitization Documents related to the Pledged Junior Securitization Interests;

            (d) all sums paid or payable to such Grantor under or by virtue of any Pledged Junior Securitization Interests;

            (e) all books, correspondence, credit files, records, invoices, bills of lading, and other documents, including, without limitation, all tapes, cards, computer runs, and other papers and documents in the possession or control of such Grantor or any computer bureau from time to time acting for such Grantor relating to the foregoing;

            (f) any and all Hedging Arrangements related to the Pledged Junior Securitization Interests or the Mortgage Loans backing the related Company Securitization Transactions, and any and all rights, remedies and other interests of such Grantor therein or thereunder;

            (g) any and all balances, credits, deposits, accounts or moneys of, or in the name of, such Grantor representing or evidencing the foregoing or any proceeds thereof; and

            (h) all Proceeds of any of the foregoing;

provided, however, that with respect to the Junior Securitization Interests listed on Schedule 1 hereto, and any related Collateral described in clauses
(b), (c), (d), (e), (f), (g) and (h) above, such security interest shall not take effect until consented to by GCFPI, and with respect to the Junior Securitization Interests listed on Schedule 3 hereto, and any related Collateral described in clauses (b), (c), (d), (e), (f), (g) and (h) above, such security interest shall not take effect until consented to by PWRESI.


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      Section 3. The Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release either Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Agent or the Secured Parties shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or the Secured Parties be obligated to perform any of the obligations or duties of either Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      Section 4. Representations and Warranties. Each Grantor represents and warrants as follows:

            (a) The chief place of business and the office where each Grantor keeps its books and records concerning the Collateral is located at the Grantor Address. The chief executive office of each Grantor is located at the Grantor Address.

            (b) Each Junior Securitization Interest described in Schedule 1, 2 or 3, or which is at any time hereafter created or acquired by either Grantor is, or upon the creation or acquisition thereof by such Grantor will be, in full force and effect without modification or amendment of any kind.

            (c) Each Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien except for the security interests created by this Security Agreement and (i) in the case of Junior Securitization Interests listed on Schedule 1, a Lien in favor of GCFPI, (ii) in the case of Junior Securitization Interests listed on Schedule 2, a Lien in favor of SBI, (iii) in the case of Junior Securitization Interests listed on
      Schedule 3, a Lien in favor of PWRESI, and (iv) in the case of future Junior Securitization Interests, a Lien in favor of the Person(s) providing financing described in Section 4.08(d) of the Credit Agreement ("Residual Financing") secured by such Junior Securitization Interests. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement or to perfect permitted Liens as described above.

            (d) Each Grantor has good right, power and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated.

            (e) No consent or approval of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Agent, except for the consent of SBI to the Agent's security interest in the Junior Securitization Interests listed on Schedule 2, which has been obtained.

            (f) To each Grantor's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.

            (g) This Security Agreement constitutes the legal, valid and binding obligation of each Grantor enforceable against such Grantor and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally and general principles of equity).

            (h) Immediately upon the acquisition by either Grantor of rights in the Collateral and the filing of an appropriate financing statement in the appropriate filing office or offices, the Agent shall have a valid, perfected security interest and lien in the Collateral, subject to no other security interest or lien except as provided in this Security Agreement.

            (i) Neither Grantor has used any trade names and styles in its business during the last five years. No such trade names or styles and no trademarks or other similar marks owned by either Grantor are or have been registered with any governmental unit during the last five years.

      Section 5. Covenants of the Grantors.

            (a) Name Change. Without the prior written consent of the Agent, neither Grantor will change its name from that set forth in the first paragraph of this Security Agreement nor use any other name.

            (b) Change of Location or Jurisdiction of Organization. Each Grantor shall give at least 30 days' prior written notification to the Agent of the opening of a new place of business where any of the Collateral or records relating thereto are


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

      to be located, any other change in the location of the office where it keeps its books and records concerning the Collateral, and of any change in the location of its chief executive office. Neither Grantor will take any action that would cause its jurisdiction of organization to change without giving at least 30 days' prior written notification of such change to the Agent and executing and delivering such financing statements covering the Collateral as the Agent may request in connection therewith.

            (c) Use of Trade Names or Styles. Neither Grantor will, except after giving at least 30 days' prior written notice to the Agent, use any trade names or styles in its business in any state.

            (d) Inspection and Verification of Books Records and Collateral. The Agent, or any persons designated by the Agent, shall have the right, at reasonable times, without hindrance or delay, to inspect the books and records of each Grantor relating to the Collateral. The Agent, or any persons designated by the Agent, shall have the right to make such verifications concerning each Grantor's business and the Collateral as may be reasonable.

            (e) Marking Collateral and Records. Promptly upon the request of the Agent, each Grantor will mark, or will permit the Agent to mark in a reasonable manner, such Grantor's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that a security interest in the Collateral has been granted to the Agent for the benefit of the Secured Parties, which notations shall be in form and substance reasonably satisfactory to the Agent.

            (f) Reports and Schedules. Each Grantor will from time to time as the Agent may reasonably request, deliver to the Agent such schedules and such certificates and reports respecting all or any of the Collateral, and the items or amounts received by such Grantor in full or partial payment, or otherwise as proceeds of any of the Collateral, all to such extent as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Grantor and shall be in such form and detail as the Agent may reasonably specify. Each Grantor will also furnish the Agent such additional information concerning the Collateral as it may from time to time reasonably request.


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

            (g) Maintenance of Security Interest. Each Grantor will do all acts and things, and will execute and file or record all instruments (including, but not limited to, mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required, or reasonably requested by the Agent, to establish, perfect, maintain and continue the perfection and priority of the interests of the Agent in the Collateral. Each Grantor will also pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary, or reasonably deemed necessary by the Agent, to establish and determine the validity and the priority of such interests; and also to satisfy all other liens which in the reasonable opinion of the Agent might prejudice, imperil or otherwise affect the Collateral or the existence or priority of such interests. A carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions. On or before May 31, 2000, the Grantors shall cause GCFPI and PWRESI to enter into intercreditor and agency agreements, on terms reasonably acceptable to the Agent, concerning the Agent's security interest in the Junior Securitization Interests described in Schedules 1 and 3.

            (h) Collections. Until notified in writing by the Agent to the contrary, each Grantor shall, at its own expense, endeavor to collect as and when due, all amounts due with respect to amounts payable under or with respect to the Collateral, including the taking of such action with respect to collection as such Grantor may deem advisable. Whenever an Event of Default shall have occurred and be continuing, all collections of the Collateral received by either Grantor shall be held in trust for the Agent and shall be promptly remitted to the Agent in the form received, properly endorsed, or as the Agent may otherwise direct in writing.

            (i) Indemnity. Each Grantor will indemnify and save and hold the Secured Parties harmless from and against any and all claims, damages, losses, liability or judgments which may be incurred or sustained by, or asserted against, any one or more of the Secured Parties, directly or indirectly, in connection with the existence of or the exercise of any of its or their rights under this Security Agreement; provided, that such Grantor shall not be liable to any Secured Party for any portion of such claims, damages, losses, liabilities or judgments resulting from (i) the gross negligence or willful misconduct of the Secured Party seeking indemnification, (ii) any breach by the Secured Party seeking indemnification of the terms of the Loan Documents to which such Secured Party is a party, or (iii) any violation of law by the Secured Party seeking indemnification.


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

            (j) Third-Party Claims. Each Grantor will defend the Collateral and the security interests therein against all claims and demands of all Persons, at any time claiming any adverse interest with respect thereto, except for claims of (i) GCFPI with respect to the Junior Securitization Interests listed on Schedule 1, (ii) SBI with respect to the Junior Securitization Interests listed on Schedule 2, (iii) PWRESI with respect to the Junior Securitization Interests listed on Schedule 3, and (iv) in the case of future Junior Securitization Interests, the Person(s) providing Residual Financing secured by such Junior Securitization Interests.

            (k) Taxes. Each Grantor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties are attached thereto or the same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by such Grantor in good faith and through appropriate proceedings.

            (l) Additional Junior Securitization Interests. With respect to any Junior Securitization Interests created or acquired after the date hereof, the Grantors will promptly deliver the following documents to the Agent:
      (i) copies of all Securitization Documents relating thereto, (ii) such amendments to this Security Agreement and the related financing statements as the Agent may deem necessary to describe more fully such Junior Securitization Interests and any related Hedging Arrangements or other Collateral, and (iii) an intercreditor and agency agreement with the Person providing Residual Financing to either Grantor, on terms reasonably acceptable to the Agent, with respect to such Junior Securitization Interests.

            (m) Disposition of Collateral. Neither Grantor will sell or offer to sell or otherwise assign, transfer or dispose of any of the Collateral or any interest therein except as and to the extent permitted under the Credit Agreement.

      Section 6. Remedies.

            (a)   Collections.

                  (i) Each Grantor shall have the right to collect all amounts payable under the Collateral in the ordinary course of its business; provided, however, that during the occurrence and continuation of an Event of Default, each Grantor agrees, upon the request of the Agent, promptly to


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            deposit all payments received by such Grantor on account of the
            Collateral, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more accounts designated by the Agent in precisely the form received (but with any endorsements of such Grantor necessary for deposit or collection), subject to withdrawal by the Agent only, as hereinafter provided, and until they are deposited, such payments shall be deemed to be held in trust by such Grantor for and as the property of the Secured Parties and shall not be commingled with any of such Grantor's other funds. Notwithstanding the occurrence and continuation of an Event of Default, each Grantor agrees to perform under all Securitization Documents in accordance with its normal collection practices, whether the remittances received in connection with the Junior Subordination Interests are transferred to an account for the benefit of the Agent or otherwise.

                  (ii) Upon receipt by the Agent of notice that an Event of
            Default has occurred and is continuing, the Agent shall have the right, as the true and lawful agent of each Grantor, with power of substitution for each Grantor and in either Grantor's name, the Agent's name or otherwise, for the use and benefit of the Secured Parties, (A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (B) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (C) to sign the name of either Grantor on any invoice or bill of lading relating to any of the Collateral; (D) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (E) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (F) to notify, or to require either Grantor to notify, the Person obligated on any of or all the Collateral to make payment thereof directly to the Agent; and (G) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Security Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Agent or the Secured

            Parties with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of either Grantor or to any claim or action against the Agent or the Secured Parties. It is understood and agreed that the appointment of the Agent as the agent of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 6(a) shall in no event relieve either Grantor of any of its obligations hereunder or under any of the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Agent or the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Secured Party of any other or further right which it may have on the date of this Security Agreement or hereafter, whether hereunder, under any Loan Documents or by law or otherwise.

                  (iii) the rights of the Agent set forth in clauses (i) and
            (ii) above, in Section 5(h) above and in Section 6(c) below are subject to (A) with respect to the Junior Securitization Interests described on Schedule 1, the rights of GCFPI, (B) with respect to the Junior Securitization Interests described on Schedule 2, the rights of SBI, (C) with respect to the Junior Securitization Interests described on Schedule 3, the rights of PWRESI, and (D) with respect to future Junior Securitization Interests, the rights of the Person providing Residual Financing therefor.

            (b) Right to Use Certain Assets of the Grantors. Upon receipt by the Agent of notice that an Event of Default has occurred and is continuing, the Agent and any representatives of the Agent shall have, in addition to all its other rights under this Security Agreement, the right to obtain access to each Grantor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Agent deems necessary for the purpose of effectuating its rights under this Security Agreement and any other Loan Documents. Each Grantor agrees that the Agent has no obligation to preserve rights to the Collateral against any other parties. The Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and each Grantor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit until the Obligations are paid in full.

            (c) Other Remedies. Upon receipt by the Agent of notice that an Event of Default has occurred and is continuing, the Agent may, in addition to any other right or remedy available to the Agent or the Secured Parties under any Loan Documents, exercise any and all rights and remedies available to it and/or the Secured Parties under the Uniform Commercial Code as in effect in the State of Minnesota and any other applicable law to the fullest extent permitted thereby. Without limiting the foregoing, upon receipt of notice by the Agent that an Event of Default has occurred and is continuing, the Agent may exercise any of the following rights and remedies: (a) in the name of either Grantor, any Secured Party or otherwise, to demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (b) upon written notice to either Grantor and any other Person entitled to receive such notice under any Junior Securitization Interest or the related Securitization Documents, specifying the effective date of any assumption thereof, to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under any Servicing Contract specified in such notice and to exercise all of the rights, powers and privileges of such Grantor thereunder; (c) to sell and assign to any other Person or Persons the right, title and interest of either Grantor in any Servicing Contract or Servicing Rights; (d) to require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both the Agent and the Grantors;
      (e) without notice except as specified below, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable; (f) to occupy any premises owned or leased by either Grantor where the Collateral or any part thereof or any books and records relating thereto is assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to compensate such Grantor for such occupation; (g) to take any action which the Agent may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of either Grantor any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; and
      (h) to exercise any and all rights and remedies of either Grantor under or in connection with the Collateral. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to such Grantor (which such Grantor agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Agent may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce its security interest hereunder, including, without limitation, payment of amounts secured by prior Liens, delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at a rate per annum equal to the Reference Rate plus the Applicable Margin plus 2.0%, from the time of payment until repaid, shall become a part of the Obligations secured hereby.

            (d) Waiver of Certain Claims. Each Grantor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the "Securities Act"), with respect to any disposition of the Collateral permitted hereunder. Each Grantor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. Each Grantor agrees that the Agent shall not incur any liability, and any liability of either Grantor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that in all other respects is commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial Code). Each Grantor hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. Each Grantor further agrees that the Agent has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Agent were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Agent placed all or any portion of the Collateral privately with a purchaser or purchasers.

      Section 7. Application of Proceeds. The Agent shall apply the proceeds of any collection, sale or other disposition of the Collateral as follows:

            FIRST, ratably to the payment of the costs and expenses of the Agent and the Secured Parties in connection with the enforcement of this Security Agreement (including, without limitation, any costs or expenses related to the sale or other disposition of the Collateral and any advances made by the Agent pursuant to section 6(c) hereof) and the reasonable fees and out of pocket expenses of counsel employed in connection therewith, to the payment of all costs and expenses incurred by the Agent in connection with the administration of this Security Agreement and to the payment of all advances made by the Agent and the Secured Parties for the account of the Company hereunder, to the extent that such costs, expenses and advances have not been reimbursed to the Agent and the Secured Parties, as the case may be;

            SECOND, to the payment in full of the principal of and any Balances Deficiency Fees, Usage Fees, facility fees and interest on the Notes;

            THIRD, to the payment of all other Obligations, as provided in the Credit Agreement, as the Agent or the Lenders may determine;

            FOURTH, to the payment in full of the Lease Obligations, as provided in the Lease Agreements, or otherwise, in such order as the Lessor may determine;

            FIFTH, to the payment in full of the Subordinated Note Obligations until all of the Subordinated Note Obligations have been paid in full;

            SIXTH, the balance (if any) of such proceeds shall be paid to the Grantors, their successors or assigns, or as a court of competent jurisdiction may direct; provided, that if such proceeds are not sufficient to satisfy the Obligations, the Lease Obligations and the Subordinated Note Obligations in full, the Company shall remain liable to the Agent, the Lenders, the Lessor and the holder(s) of the Subordinated Note, as applicable, for any deficiency.

The Company hereby agrees to pay all expenses incurred by the Agent or the Secured Parties in the collection of the Collateral, including the reasonable attorneys' fees incurred in connection therewith by the Agent or the Secured Parties.

The Agent shall apply any such proceeds, moneys or balances in accordance with this Security Agreement as promptly as is reasonably practicable. Upon any sale of the Collateral by the Agent (including, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

      Section 8. Amendments and Modifications. No amendment to this Security Agreement, waiver of any provision of this Security Agreement or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the Agent (with the consent of the Required Lenders, the Lessor and the Subordinated Noteholder), and any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      Section 9. Notices. Except as otherwise specifically provided for herein, all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified (i) in the case of the Agent or the Lenders, in the Credit Agreement, (ii) in the case of the Grantors, for the Company in the Credit Agreement, (iii) in the case of the Lessor, by the Lessor to the Company from time to time, and (iv) in the case of the Subordinated Noteholder, in the Subordinated Loan Agreement. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid.

      Section 10. Indemnification and Costs and Expenses. The Grantors will (a) pay all reasonable out-of-pocket expenses incurred by the Agent or the Secured Parties in connection with (i) the administration of this Security Agreement (whether or not the transactions hereby contemplated shall be consummated), and
(ii) the enforcement of the rights of the Agent and the Secured Parties in connection with this Security Agreement; (b) pay, and hold the Agent and the Secured Parties harmless from and against, any and all present and future stamp and other similar taxes with respect to the foregoing matters, and save the Agent and the Secured Parties harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes; and (c) pay, and indemnify and hold harmless the Agent and the Secured Parties from and against, any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of this Security Agreement or any of the transactions contemplated hereby or thereby, WHETHER OR NOT THE SAME ARE CAUSED BY THE SIMPLE NEGLIGENCE OF THE AGENT OR ANY SECURED PARTY, unless the same are caused by the gross negligence or willful misconduct of the Agent or such Secured Party, as the case may be. The undertakings of the Company set forth in this Section 10 shall survive the payment in full of the Obligations, the Lease Obligations, the Subordinated Note Obligations, and the termination of this Security Agreement, the Credit Agreement, the other Loan Documents, all Lease Agreements and the Subordinated Note.

      Section 11. Termination. This Security Agreement shall terminate when all the Obligations, Lease Obligations and Subordinated Note Obligations have been fully and indefeasibly paid and performed and the Commitments, all Lease Agreements and the Subordinated Loan Agreement have expired, at which time the Agent shall reassign and redeliver, without recourse upon, or representation or warranty by, the Agent or any Secured Party and at the expense of the Grantors, to the Grantors or to such other Person or Persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Agent pursuant to the terms hereof, and shall still be held by the Agent, together with appropriate instruments of reassignment and release; provided, however, that this Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations, the Lease Obligations, or the Subordinated Note Obligations is rescinded or must otherwise be returned by the Agent, any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of either Grantor or otherwise, all as though such payment had not been made.

      Section 12. Waivers, etc. No failure on the part of the Agent to exercise and no delay in exercising, any power or right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 13. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS SECURITY AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, BUT NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE GRANTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTIES, STATE OF MINNESOTA, FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND THE GRANTORS HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MINNESOTA STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE GRANTORS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND VENUE OBJECTIONS TO THE

MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. THE GRANTORS HEREBY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 OF THIS SECURITY AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY SECURED PARTY OR ANY OTHER INDEMNIFIED PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE GRANTORS AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 14. Miscellaneous.

            (a) Benefit of Agreement. This Security Agreement shall be binding upon and inure to the benefit of each Grantor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns, except that neither Grantor may assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Parties.

            (b) Successor Collateral Agent. In the event a successor Agent is appointed pursuant to the Credit Agreement, such successor Agent shall also succeed to the duties and responsibilities of the Agent hereunder. From and after the payment in full of all of the Obligations and the termination of the Commitments, the Agent under the Credit Agreement at the time of such payment and termination shall remain the Agent hereunder until the Lease Obligations and the Subordinated Note Obligations have been paid in full and all Lease Agreements and the Subordinated Note Agreement have been terminated; provided, however, that if any Person other than USBNA is the Agent hereunder at such time, USBNA may direct that such Person resign as Agent and appoint USBNA as successor Agent hereunder.

            (c) No Commitment by Lessor or Subordinated Noteholder. Nothing in this Security Agreement shall be construed as a commitment on the part of the Lessor to lease any equipment or make any loan, or on the part of the Subordinated Noteholder to extend any loan pursuant to the Subordinated

      Loan Agreement or the Subordinated Note, to or for the account of the Company or NCFC.

            (d) Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made by either Grantor to the Agent or the Secured Parties in connection with this Security Agreement shall survive the execution and delivery of this Security Agreement. All statements contained in any certificate or other instrument delivered to the Agent or the Secured Parties pursuant to this Security Agreement shall be deemed representations, warranties and covenants hereunder of such Grantor.

            (e) Headings. Section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Security Agreement.

            (f) Execution in Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Security Agreement by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


                                          NC CAPITAL  CORPORATION

                                          By: /s/ Patrick Flanagan
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title: President
                                                 -------------------------------


                                          NC RESIDUAL II  CORPORATION

                                          By: /s/ Patrick Flanagan
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title: President
                                                 -------------------------------


                                          U.S. BANK NATIONAL ASSOCIATION, as
                                          Agent

                                          By:   /s/ Edwin Jenkins
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                 -------------------------------

           [Signature Page to Amended and Restated Security Agreement]